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                                                                    Exhibit 10.6


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KPMG  Auditores Independentes
Mail address                             Office address

Caixa Postal 2467                        R. Dr. Renato Pues de Barros 33
01060-970 Sao Paulo SP                   04330-904 Sao Paolo SP
Brasil                                   Brasil

                    Central Tol 55 (11) 3067-3000
                    Fax National (11) 3079-3752
                    International 55 (11) 3079-2915



                         Independent Auditors' Consent

The Board of Directors
Bahia Sul Celulose S.A.:

We consent to the incorporation by reference in the registration statement (Registration No. 333-82136) on Form F-3 of Companhia Vale do Rio Doce of our report dated February 6, 2001, with respect to the balance sheets of Bahia Sul Celulose S.A. as of December 31, 2000 and 1999, and the related statements of operations, cash flows and shareholders equity for each of the years in the three-year period ended December 31, 2000, which report appears in the December 31, 2000 Form 20-F/A of Companhia Vale do Rio Doce (Registration No. 000-26030).

/s/ KPMG Auditores Independentes
KPMG Auditores Independentes
Sao Paulo, Brazil
March 6, 2002